As filed with the Securities and Exchange Commission on March 8, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21764

WINTERGREEN FUND, INC.

(Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Richard J. Berthy, Principal Executive Officer

Trudance L.C. Bakke, Principal Financial Officer

Three Canal Plaza

Suite 100

Portland, ME 04101

207-553-7110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 888-468-6473

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 – December 31, 2009

Item 1.	Reports to Stockholders.

Annual Report

Wintergreen Fund, Inc.

(WGRNX)

December 31, 2009

www.wintergreenfund.com

1-888-468-6473

Wintergreen Fund, Inc. is an open-end

management investment company that seeks

capital appreciation.

Receive investor materials electronically—see inside cover

Electronic Delivery

Wintergreen Fund, Inc., encourages shareholders to sign up for electronic delivery of investor materials. By doing so, you will receive information faster, help us reduce cost, and help us reduce the impact on the environment of producing the materials. To enroll in electronic delivery:

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WINTERGREEN FUND, INC.

PERFORMANCE CHART AND ANALYSIS (Unaudited)

DECEMBER 31, 2009

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Shares redeemed within 60 days of purchase are subject to a 2.00% redemption fee. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 2.16%, which includes short sale dividend expense of 0.29%. If the dividend expense of 0.29% related to short sales was excluded, total operating expenses would have been lower. During earlier periods, some of the Fund’s fees were voluntarily waived or expenses reimbursed; otherwise since inception performance shown would have been lower. The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future.

Performance to 12/31/2009	One Year	Since Inception 10/17/2005
Cumulative:
Wintergreen Fund, Inc.	32.78%	20.57%
S&P 500 Index	26.46%	2.52%
Annualized:
Wintergreen Fund, Inc.	32.78%	4.55%
S&P 500 Index	26.46%	0.59%

WINTERGREEN FUND, INC.

PERFORMANCE CHART AND ANALYSIS (Unaudited)

DECEMBER 31, 2009

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Wintergreen Fund, Inc. (the “Fund”), compared with a broad-based securities market index. The S&P 500 Index (the “Index”) is a widely recognized index of 500 of the largest companies in the United States as measured by market capitalization. The total return of the Fund includes operating expenses that reduce returns while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for direct investment. Since inception, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month-end performance or for any other questions about the Fund, please call (888) 468-6473.

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2009 (Unaudited)

Dear Fellow Wintergreen Fund Shareholder,

2009 was a dynamic year in both the U.S. and foreign markets. Wintergreen Fund Inc.’s (the “Fund”) investment return for 2009 was 32.78%, outperforming its benchmark, the Standard and Poor’s 500 Composite Index (“S&P 500”), which returned 26.46%. Since inception just over 4 years ago on October 17, 2005, the Fund is up 20.57% (not annualized) which compares favorably to the S&P 500’s return of 2.52% (not annualized). A hypothetical investment of $10,000 in the Fund from October 17, 2005 through December 31, 2009 would be worth $12,057 compared to a value of $10,252 for a similar investment in the S&P 500. The Fund’s recovery from the March 2009 stock market lows and subsequent outperformance in 2009 was partially due to outstanding returns from core, long-term, global holdings in Anglo American plc, Schindler Holding AG-PC, and Swatch Group AG, Class B. The Fund reduced or completely sold underperforming positions in the following securities during the year: Wynn Resorts, Ltd, Fomento Economico Mexicano, S.A.B. de C.V. ADR, and Japan Petroleum Exploration Co.

As we have discussed in prior letters, many of our portfolio holdings possess the three key qualities we have referred to as the “Trifecta,” meaning companies with 1) good management working for all long-term shareholders, 2) solid businesses with good and improving economics, and 3) an attractive security price. We particularly like companies that are positioned to experience significant international growth, while maintaining rigorous accounting and legal standards.

We continue to be pleased with many of the securities we have owned over the last few years. The Fund’s performance is largely driven by its long-term investments in companies with an international footprint. Our confidence level remains high that many of these securities continue to have very good prospects for a profitable future. From a regulatory perspective, the Fund is a diversified mutual fund, meaning that with respect to 25% of its portfolio, the Fund can have significant investments in a handful of companies but holdings of the remaining 75% of the portfolio generally cannot exceed 5% of the portfolio individually (measured at the time of purchase). Additionally, the Fund cannot exceed 25% ownership in any one particular industry (except for Government securities). These guidelines instill diversification into the portfolio while still permitting some concentration. Additionally, many of our portfolio holdings have diverse currency exposure in their business models.

An example of a portfolio holding with great diversification is The Coca-Cola Company (“Coke” or “Coca-Cola”). As widely recognized as the red and white logo on Coca-Cola bottles and cans in the U.S., the Coca-Cola brand is equally recognized in virtually all countries around the world. We all know just what we are getting when we purchase a Coke. We are getting the same soft drink whether we are in Boston, Beijing, or Buenos Aires. For the company however, revenues are in currencies other than the U.S. dollar for every bottle or can sold outside of the U.S. The company is participating in broad based worldwide economies and is being paid in a collection of diverse currencies. This is an amazing benefit to the company and its shareholders. The world is rebounding from the recent global economic crisis at differing paces and with various degrees of enthusiasm. As one currency or economy slows down or stays flat, another is likely to be strengthening. Coke is not limited by what is happening in any single country or market, nor are they limited by the sale of only one cola beverage.

The old adage “don’t put all of your eggs in one basket” has been followed by Coke. Coca-Cola has over 3,000 beverages in its product portfolio. Coke is a leader in global sales of juice, ready-to-drink coffee and tea, sports

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2009 (Unaudited)

drinks, and soda pop brands in addition to Coca-Cola Classic. Minute Maid, Vitamin Water, PowerAde, and Dasani are among the well-known Coca-Cola brands that are sold in many countries. This gives the company diversification of both product and currency. Coca-Cola’s strong worldwide business is supporting not only a dividend yield of approximately 3%* but also the ability to reinvest in the business globally at high rates of return. In our opinion, Coke’s potential for growth, paired with its current yield and wonderful management, make us view it as a first class investment for the long run.

Another diversified portfolio company with its eggs in multiple baskets is Compagnie Financiere Richemont SA (“Richemont”), a luxury goods company based in Switzerland. Richemont owns the Cartier jewelry company, a diverse portfolio of watchmakers, the Montblanc line of writing instruments, and other luxury brands. Around the world, this company’s products are well recognized for their fine craftsmanship and enduring appeal. Richemont’s focus on the Far East and financial discipline led to an increase in sales during 2009, a year that saw many luxury goods companies struggle. The rapidly growing Asian market is an increasing part of its business, accounting for approximately 27% of its 2009 revenue. Richemont’s businesses produce significant free cash flow from a variety of countries and currencies. As with Coca-Cola, we believe Richemont is on a well-positioned path toward the future with multiple product lines in diverse countries and currencies and with an astute management team.

We remain convinced that this truly global approach toward investing is exactly where the Fund’s portfolio should remain focused. As always, we appreciate your investment in Wintergreen Fund!

Sincerely,

David J. Winters, CFA

Portfolio Manager

*	Does not reflect dividend yield of the Fund.

The Fund is subject to several risks, any of which could cause an investor to lose money. Please review the prospectus for a complete discussion of the Fund’s risks which include, but are not limited to, the following: stock market risk, interest rate risk, income risk, counterparty risk, credit risk, currency risk, foreign/emerging market risk as well as the risks associated with short sales, and investments in derivatives, small/mid-sized companies, and loan participations. In light of these risks, the Fund may not be suitable for all investors.

The views contained in this report are those of the Fund’s portfolio manager as of December 31, 2009, and may not reflect his views on the date this report is first published or anytime thereafter. The preceding examples of specific investments are included to illustrate the Fund’s investment process and strategy. There can be no assurance that such investments will remain represented in the Fund’s portfolios. Holdings and allocations are subject to risks and to change. The views described herein do not constitute investment advice, are not a guarantee of future performance, and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

WINTERGREEN FUND, INC.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period:

	Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007		Year Ended December 31, 2006		October 17, 2005 (a) through December 31, 2005
NET ASSET VALUE, Beginning of Period	$8.73		$14.59	$12.21		$10.23		$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.00	)(c)	(0.03)	0.15		0.11		0.02
Net realized and unrealized gain (loss) on investments, securities sold short, and foreign currency transactions	2.86		(5.68)	2.43		1.94		0.22

Total from Investment Operations	2.86		(5.71)	2.58		2.05		0.24

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.02)		(0.14)	(0.16)		(0.07)		(0.01)
Net realized gain	—		(0.02)	(0.04)		—		—

Total Distributions to Shareholders	(0.02)		(0.16)	(0.20)		(0.07)		(0.01)

Redemption fees(b)	0.00	(c)	0.01	0.00	(c)	0.00	(c)	—

NET ASSET VALUE, End of Period	$11.57		$8.73	$14.59		$12.21		$10.23

TOTAL RETURN(d)	32.78%		(39.05)%	21.13%		20.10%		2.41%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,031,437		$941,658	$1,579,653		$596,153		$54,704
Ratios to Average Net Assets:(e)
Net investment income (loss)	(0.03)%		(0.26)%	1.08%		0.97%		1.02%

Net expense, excluding dividend expense	1.94%		1.86%	1.85%		1.91%		1.95%
Dividend expense	—%		0.29%	0.00	%(g)	0.03%		—%

Total Net Expense	1.94%		2.15%	1.85%		1.94%		1.95%

Gross expense, excluding dividend expense	1.94%		1.86%	1.85%		1.97	%(f)	6.97	%(f)
Dividend expense	—%		0.29%	0.00	%(g)	0.03%		—%

Total Gross Expense	1.94%		2.15%	1.85%		2.00	%(f)	6.97	%(f)

PORTFOLIO TURNOVER RATE	11%		57%	17%		13%		0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(g)	Less than 0.005%.

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

PORTFOLIO PROFILE (Unaudited)

DECEMBER 31, 2009

% of Net Assets by Country

Sector	% of Net Assets
Consumer Discretionary	15.0%
Consumer Staples	23.1%
Energy	8.7%
Financials	20.9%
Funds, Trusts & Other Financial Vehicles	0.9%
Industrials	14.5%
Materials	6.5%
Short-Term Investments	10.3%
Other Assets in Excess of Liabilities	0.1%

Top Ten Holdings
Issuer	% of Net Assets
Jardine Matheson Holdings Ltd.	7.5%
Berkshire Hathaway Inc., Class B	6.0%
Anglo American plc	5.6%
Imperial Tobacco Group plc	5.1%
Japan Tobacco Inc.	4.8%
Swatch Group AG, Class B	4.5%
Schindler Holding AG - PC	4.3%
Franklin Resources Inc.	3.8%
Genting Malaysia Bhd	3.7%
British American Tobacco plc	3.6%

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS

DECEMBER 31, 2009

Industry

Security Description	Country	Shares	Cost	Fair Value

Common Stock and Other Equity Interests — 88.7%

Aerospace & Defense — 2.8%
General Dynamics Corp.(a)	United States	421,396	$37,077,511	$28,726,565

Beverages — 2.9%
Coca-Cola FEMSA, S.A.B. de C.V. ADR	Mexico	158,941	5,355,051	10,445,603
Pernod-Ricard SA	France	67,431	4,270,963	5,791,234
The Coca-Cola Company	United States	239,038	10,667,013	13,625,166

			20,293,027	29,862,003

Capital Markets — 8.1%
ABG Sundal Collier Holding ASA	Norway	6,252,050	13,226,858	8,617,113
Franklin Resources Inc.	United States	376,547	32,126,524	39,669,226
The Goldman Sachs Group Inc.	United States	212,707	26,385,089	35,913,450

			71,738,471	84,199,789

Communications Equipment — 0.0%
Current Group, LLC(b)(c)	United States	— (d)	20,100,000	0

Diversified Financial Services — 0.7%
Leucadia National Corp.(b)	United States	296,233	11,506,923	7,047,383

Food Products — 3.3%
Nestle SA	Switzerland	697,945	27,353,380	33,870,017

Hotels, Restaurants & Leisure — 7.3%
Genting Bhd	Malaysia	12,767,798	26,904,127	27,370,221
Genting Malaysia Bhd	Malaysia	46,056,479	55,008,886	37,797,520
McDonald's Corp.	United States	103,980	5,820,715	6,492,511
Wynn Resorts Ltd.	United States	60,062	2,101,078	3,497,410

			89,834,806	75,157,662

Industrial Conglomerates — 7.5%
Jardine Matheson Holdings Ltd.	Hong Kong	2,560,019	58,326,481	77,261,373

Insurance — 7.3%
Berkshire Hathaway Inc., Class B(a)(b)	United States	18,942	67,973,371	62,243,412
Fairfax Financial Holdings Ltd.	Canada	33,328	8,706,850	13,065,430

			76,680,221	75,308,842

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2009

Industry

Security Description	Country	Shares	Cost	Fair Value

Leisure Equipment & Products — 0.9%
Universal Entertainment Corp.(b)	Japan	796,875	$26,935,659	$9,856,660

Machinery — 4.3%
Schindler Holding AG-PC	Switzerland	573,422	35,317,723	44,152,025

Metals & Mining — 6.5%
Anglo American plc(b)	United Kingdom	1,329,000	61,219,279	58,194,195
Witwatersrand Consolidated Gold Resources Ltd.(b)	South Africa	872,691	15,233,090	8,987,062

			76,452,369	67,181,257

Oil, Gas & Consumable Fuels — 8.6%
Birchcliff Energy Ltd.(b)	Canada	2,743,475	15,393,322	24,789,252
Birchcliff Energy Ltd.-144A(b)(e)	Canada	12,519	67,339	113,118
Canadian Natural Resources Ltd.	Canada	458,055	29,362,207	33,286,016
Chesapeake Energy Corp.	United States	651,522	24,955,228	16,861,389
Japan Petroleum Exploration Co.	Japan	325,548	23,405,674	14,296,358

			93,183,770	89,346,133

Personal Products — 0.2%
Mead Johnson Nutrition Company, Class A	United States	45,243	1,986,379	1,977,119

Real Estate Management & Development — 4.8%

Consolidated-Tomoka Land Co.(f)	United States	715,423	39,846,631	24,996,880
Swire Pacific Ltd., Class A	Hong Kong	493,531	5,293,438	5,983,428
Swire Pacific Ltd., Class B	Hong Kong	8,318,623	17,652,052	18,239,300

			62,792,121	49,219,608

Textiles, Apparel & Luxury Goods — 6.8%
Compagnie Financiere Richemont SA	Switzerland	691,741	20,398,485	23,224,095
Swatch Group AG, Class B	Switzerland	184,025	49,220,292	46,591,085

			69,618,777	69,815,180

Tobacco — 16.7%
British American Tobacco plc	United Kingdom	1,146,401	32,166,397	37,338,765
Imperial Tobacco Group plc	United Kingdom	1,653,502	56,742,013	52,346,297
Japan Tobacco Inc.	Japan	14,702	79,014,351	49,409,202
Philip Morris International, Inc.	United States	188,997	9,204,787	9,107,765
Reynolds American Inc.	United States	453,707	29,017,236	24,032,860

			206,144,784	172,234,889

Total Common Stock and Other Equity Interests			985,342,402	915,216,505

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2009

Industry

Security Description	Country	Shares	Cost	Fair Value

Investment Companies — 0.9%

Funds, Trusts & Other Financial Vehicles — 0.9%
SPDR Gold Trust(b)	United States	88,176	$8,743,255	$9,462,166

Short-Term Investments — 10.3%		Principal

Money Market Deposit Account — NM
Citibank Money Market Deposit Account, Yield 0.05%(g)	United States	$501	501	501

U.S. Treasury Obligations — 10.3%
United States Treasury Bills	United States
Maturity Date: 03/11/2010, Yield to Maturity 0.51%		2,117,000	2,114,932	2,116,864
Maturity Date: 04/08/2010, Yield to Maturity 0.49%		14,603,000	14,583,820	14,600,328
Maturity Date: 05/06/2010, Yield to Maturity 0.47%		5,413,000	5,404,173	5,411,127
Maturity Date: 06/03/2010, Yield to Maturity 0.48%		10,218,000	10,197,430	10,211,103
Maturity Date: 07/01/2010, Yield to Maturity 0.42%		10,395,000	10,373,132	10,385,644
Maturity Date: 07/29/2010, Yield to Maturity 0.42%		33,126,000	33,045,456	33,085,255
Maturity Date: 08/26/2010, Yield to Maturity 0.38%		5,515,000	5,501,229	5,504,891
Maturity Date: 09/23/2010, Yield to Maturity 0.35%		2,809,000	2,801,716	2,802,419
Maturity Date: 10/21/2010, Yield to Maturity 0.27%		5,900,000	5,887,213	5,881,940
Maturity Date: 11/18/2010, Yield to Maturity 0.27%		15,326,000	15,289,082	15,273,202
Maturity Date: 12/16/2010, Yield to Maturity 0.36%		490,000	488,281	487,975

Total U.S. Treasury Obligations			$105,686,464	$105,760,748

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (concluded)

DECEMBER 31, 2009

Industry

Security Description	Cost		Fair Value

Total Short-Term Investments	$105,686,965		$105,761,249

Total Investments — 99.9%	$1,099,772,622	*	$1,030,439,920

Other Assets in Excess of Liabilities — 0.1%			997,391

Net Assets — 100.0%			$1,031,437,311

Percentages are stated as a percent of net assets.

Footnotes

(a)	All or a portion of this security was segregated for forward currency contracts.
(b)	Non-income producing security.
(c)	Restricted, illiquid security priced at fair value using procedures adopted by authority of the Board of Directors.

Security not registered under the Securities Act of 1933.

At the end of the year, the fair value of this security was $0 or 0.0% of net assets.

Security	Acquisition Date	Acquisition Cost
Current Group, LLC	12/28/2006	$20,100,000

(d)	Non-unitized interest in a limited liability company that is treated as a partnership.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of this security amounted to $113,118 or 0.01% of net assets.
(f)	Affiliated Issuer. See Note 5.
(g)	Interest rate as of December 31, 2009.

*	Cost for Federal income tax purposes is $1,100,997,125 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$104,404,157
Gross Unrealized Depreciation	(174,961,362)

Net Unrealized Depreciation	$(70,557,205)

Selected Abbreviations

ADR	American Depositary Receipt
NM	Less than 0.05%
PC	Participation Certificate

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

ASSETS
Investments in securities, at fair value:
Unaffiliated issuers (Cost $1,059,925,991)	$1,005,443,040
Affiliated issuer (Cost $39,846,631)	24,996,880

Investments in securities, at fair value (Cost $1,099,772,622)		1,030,439,920
Unrealized gain on forward currency contracts		1,831,711
Receivables:
Fund shares sold		5,833,248
Interest and dividends		1,751,166
Prepaid expenses		125,097

TOTAL ASSETS		1,039,981,142

LIABILITIES
Unrealized loss on forward currency contracts		945,263
Payables:
Investment securities purchased		3,976,134
Fund shares redeemed		1,268,082
Dividend withholding tax		6,898
Accrued Liabilities:
Investment advisory fees		1,302,926
Distribution fees		719,026
Directors’ fees and expenses		13,789
Compliance services fees		11,566
Other expenses		300,147

TOTAL LIABILITIES		8,543,831

NET ASSETS		$1,031,437,311

COMPONENTS OF NET ASSETS
Paid-in capital		1,310,715,026
Accumulated distributions in excess of net investment income		(2,110,950)
Net realized loss on investments, foreign currency transactions and forward currency contracts		(208,764,867)
Unrealized depreciation of investments, foreign currency translations and forward currency contracts		(68,401,898)

NET ASSETS		$1,031,437,311

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $1,031,437,311 and 89,143,325 shares outstanding (1,000,000,000 shares authorized)		$11.57

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME (LOSS)
Dividend income (Net of foreign withholding tax of $900,931)	$16,270,267
Interest income	848,384
Dividend income from affiliated issuer	169,488

Total Investment Income	17,288,139

EXPENSES
Investment advisory fees	13,563,017
Distribution fees	2,158,282
Transfer agency fees	511,052
Administrator fees	247,886
Professional fees	198,845
Directors’ fees and expenses	188,783
Accounting fees	123,128
Compliance services fees	120,519
Custodian fees	109,813
Miscellaneous expenses	302,405

Total Expenses	17,523,730

NET INVESTMENT LOSS	(235,591)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Realized Loss on:
Foreign currency transactions and forward currency contracts	(2,988,779)
Unaffiliated investments	(153,563,962)

Net Realized Loss	(156,552,741)

Change in Unrealized Appreciation (Depreciation) on:
Unaffiliated investments	399,350,214
Affiliated investments	(1,980,566)
Foreign currency translations and forward currency contracts	2,405,951

Net Change in Unrealized Appreciation	399,775,599

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	243,222,858

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$242,987,267

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
OPERATIONS
Net investment loss	$(235,591)	$(4,026,574)
Net realized loss	(156,552,741)	(41,362,865)
Net change in unrealized appreciation (depreciation)	399,775,599	(694,852,364)

Increase (Decrease) in Net Assets Resulting from Operations	242,987,267	(740,241,803)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,885,236)	(15,102,426)
Net realized gain	—	(2,036,297)

Total Distributions to Shareholders	(1,885,236)	(17,138,723)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	225,209,026	1,068,330,945
Proceeds from reinvestment of distributions	1,661,445	15,748,051
Cost of redemption of shares	(378,286,781)	(965,411,723)
Redemption fees	94,088	717,760

Increase (Decrease) from Capital Share Transactions	(151,322,222)	119,385,033

Increase (Decrease) in Net Assets	89,779,809	(637,995,493)
NET ASSETS
Beginning of Year	941,657,502	1,579,652,995

End of Year (includes distributions in excess of net investment income of $(2,110,950) and $(11,320,113), respectively)	$1,031,437,311	$941,657,502

SHARE TRANSACTIONS
Sale of shares	23,374,168	84,495,138
Reinvestment of distributions	145,874	1,839,726
Redemption of shares	(42,262,582)	(86,746,955)

Decrease in Shares	(18,742,540)	(412,091)

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Note 1. Organization

Wintergreen Fund, Inc. (the “Fund”) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The Fund was organized as a Maryland corporation on May 5, 2005 and commenced operations on October 17, 2005. The Fund is authorized to issue one billion shares of beneficial interest with $0.001 per share par value. The Fund seeks capital appreciation and may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of the United States.

Note 2. Summary of Significant Accounting Policies

In June 2009, the Financial Accounting Standards Board (“FASB”) announced that effective for financial statements issued for interim and annual periods ending after September 15, 2009, FASB Accounting Standards Codification™ (“ASC” or the “Codification”) would become the sole source of authoritative generally accepted accounting principles. Accordingly, the Fund has removed references to pre-Codification accounting standards in these Notes to Financial Statements.

The following summarizes the significant accounting policies of the Fund:

Security Valuation — The Fund calculates its net asset value per share on each business day the New York Stock Exchange (“NYSE”) is open as of the close of the NYSE; normally 4:00 pm Eastern Time. Portfolio securities traded or dealt on one or more securities exchanges (whether domestic or foreign) and not subject to restrictions against resale shall be valued (i) at the last quoted sale price or, in the absence of a sale, (ii) at the mean of the last bid and ask price. For securities traded or dealt on more than one exchange, or on one or more exchanges and on the over-the-counter market, quotations from the market in which the security is primarily traded are used. For an option, the last quoted sale on an exchange or board of trade on which the option is traded shall be used. In the absence of a sale, the mean between the highest bid and lowest asked prices at the close of the exchanges and/or board of trade on which the option trades shall be used. Securities not traded or dealt on any securities exchange for which over-the-counter market quotations are readily available generally shall be valued at the mean of the current bid and ask price. Money market instruments that mature in 60 days or less may be valued at amortized cost.

Securities are valued at fair value, in accordance with procedures adopted by the Fund’s Board of Directors (the “Board”), when 1) market quotations are insufficient or not readily available; 2) prices or values available do not represent fair value in the judgment of the Fund’s investment manager; or 3) securities are determined to be illiquid.

As of December 31, 2009, Current Group, LLC, a restricted and illiquid security, was priced at fair value as determined by the Board’s Valuation Committee pursuant to the Fund’s valuation procedures. This security has an acquisition date of December 28, 2006. At December 31, 2009, the fair value of this security was $0, which represents 0% of net assets and has a current cost of $20,100,000. The inputs and valuation techniques used to measure Current Group, LLC’s fair value were based upon the best available financial information from Current Group, LLC and the Investment Manager (as defined in Note 3). There were no changes in the valuation techniques used to value Current Group, LLC during the year ended December 31, 2009.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Security Transactions, Investment Income, and Realized Gain/Loss — Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date and is recorded net of unrecoverable withholding tax. Interest income and expenses are recorded on an accrual basis. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Foreign Currencies — Foreign currency amounts are translated into U.S. dollars based on the foreign exchange rate in effect generally at the close of the NYSE (normally 4:00 pm Eastern Time) at the date of valuation. If the foreign exchange rate in effect at the close of the NYSE is not available from the Fund’s pricing agent, the currency may be valued using the foreign exchange rate standard provided by the Fund’s pricing agent. The portion of the results of operations arising from changes in the foreign exchange rates on investments and the portion due to fluctuations arising from changes in the market prices of securities held are not isolated. Such fluctuations are reflected in net realized and unrealized gain or loss on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Forward Currency Contracts — The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward currency contracts involve a risk of loss if the Investment Manager (as defined in Note 3) is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward currency contract amounts and the value of the securities involved are generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the fair value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward currency contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward currency contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward currency contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. (See Note 6)

Market and Credit Risks — Market risk of derivative financial instruments is the potential for changes in the fair value due to market changes, including interest and foreign exchange rate movements, and fluctuations in security prices. Credit risk is the possibility that a loss may occur due to the failure of a counterparty to

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

perform according to the terms of a contract. Credit risk is limited to amounts recorded by the Fund as assets. Realized gain or loss includes net gain or loss on transactions that have terminated by settlement or, for tax purposes, by the Fund entering into offsetting commitments with the same counterparty. The Fund’s Investment Manager (as defined in Note 3) is responsible for determining the value of the underlying collateral. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and forward currency contracts and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund’s Statement of Assets and Liabilities.

Restricted Securities — The Fund may invest in restricted debt and equity securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. To the extent the Fund purchases securities which are restricted as to resale, the Fund may incur additional risks and costs. Restricted securities may be particularly difficult to value, their disposition may require greater effort and expense than more liquid securities, and the Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities to the public.

On December 28, 2006, the Fund contributed $20,100,000 for a limited liability member interest in Current Group, LLC and entered into a registration rights agreement with respect to shares of common stock into which their interests may be converted. These registration rights include (1) two demand registrations commencing after the earlier of (A) the fifth anniversary of the date of the registration rights agreement and (B) the first anniversary of the consummation of an initial public offering (“IPO”) of Current Group, LLC common stock, (2) three Form S-3 registration demands commencing after the first anniversary of the consummation of an IPO, and (3) unlimited “piggyback” registrations commencing following the consummation of an IPO. No quoted market price exists for the Fund’s interest in Current Group, LLC. The Fund’s interest has been valued in accordance with the procedures adopted for the valuation of portfolio securities by the Fund’s Board.

On June 22, 2009, the Fund acquired 12,519 shares of Birchcliff Energy Ltd.—144A. This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified, institutional buyers.

Securities Sold Short — The Fund may sell a security short to, among other things, increase investment returns based on the anticipation of a decline in the fair value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at a future time of replacement. The price may be higher or lower than the price at which the Fund sold the security.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates. A gain, limited to the difference between the replacement price and the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with the custodian, holding cash and/or long securities to sufficiently cover its short position on a daily basis. Dividends paid on securities sold short are recorded as an expense on the Fund’s books. As of December 31, 2009, the Fund did not have any short positions.

Distributions to Shareholders — Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. The amount of distribution will vary, and there is no guarantee the Fund will pay either income or capital gain distributions. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. The Fund records distributions on its books on the ex-dividend date.

Federal Taxes — The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. Therefore, no Federal income or excise tax provision is required.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements. Tax years 2006-2009 generally remain subject to examination by the Fund’s major tax jurisdictions.

Repurchase Agreements — The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying collateral, whose fair value exceeds or equals the repurchase price plus expected transaction costs. In the case of a tri-party agreement, the collateral is held by an agent bank. The Fund’s Investment Manager (as defined in Note 3) is responsible for determining the value of the underlying collateral. In the event of default, the Fund may have difficulties with the disposition of any such securities held as collateral. As of December 31, 2009, there were no repurchase agreements held by the Fund.

Contractual Obligations — The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had any prior claims or losses pursuant to these contracts. Fund management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Redemption Fee — The Fund will generally charge a redemption fee of 2.00% of the net asset value of shares redeemed if the shares are sold within 60 calendar days of purchase. The fee is charged for the benefit of the remaining shareholders and is paid to the Fund. To calculate redemption fees, the Fund uses the first-in,

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is accounted for as paid-in capital.

Use of Estimates — These financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

Fair Valuation Accounting Standards — The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques used to develop the measurements of fair value, and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed that follow:

•	Level 1 — unadjusted quoted prices in active markets for identical assets

•	Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s securities under the fair value hierarchy levels as of December 31, 2009.

	Level 1	Level 2	Level 3		Total
Common Stock and Other Equity Interests*	$915,216,505	$—	$—	**	$915,216,505
Investment Companies*	9,462,166	—	—		9,462,166
Short-Term Investments*	—	105,761,249	—		105,761,249

Total Investments in Securities	$924,678,671	$105,761,249	$—		$1,030,439,920
Other Financial Instruments ^	$—	$886,448	$—		$886,448

*	Please refer to the Statement of Investments for further breakout of each security by country and industry type.

**	Includes the fair value for Current Group, LLC, which was valued at $0 as of December 31, 2009, and is the only Level 3 security. There have been no realized changes in fair value during the year.

^	Other financial instruments are derivative instruments (such as forward currency contracts), which are valued at the unrealized appreciation (depreciation) on the instruments.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Note 3. Investment Advisory Fees, Servicing Fees, and Other Fees and Expenses

Investment Manager — Wintergreen Advisers, LLC (the “Investment Manager”) is the investment manager to the Fund. Pursuant to an Investment Advisory Agreement, the Investment Manager receives an investment advisory fee from the Fund at an annual rate of 1.50% of the Fund’s average daily net assets.

Administration and Other Services — US Bancorp Fund Services, LLC (“USBFS”) provides administration, portfolio accounting, and transfer agency services to the Fund. USBFS is paid customary fees for its services.

Distribution — Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Investment Manager, USBFS, or its affiliated companies. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund reimburses the Distributor for fees paid to various financial institutions, including the Investment Manager, for distribution and shareholder services rendered to the Fund in an amount up to 0.25% of the average daily net assets.

Other Service Providers — Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides the Fund with a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer, as well as additional compliance support functions. The Principal Executive Officer is a control affiliate and officer of the Distributor. Neither the Distributor or FCS, nor any of their officers or employees who serves as an officer of the Fund, has the role in determining the Fund’s investment policies or which securities are to be purchased or sold by the Fund. FCS is paid customary fees for its services.

Citibank, N.A. is the custodian of the Fund.

Fund Officers and Directors — Certain officers of the Fund may also be directors, officers, or employees of the Investment Manager, USBFS, the Distributor, or FCS.

The Fund pays each Board member $30,000 per year, which represents the total fees paid to the Board members by the Fund for the year ended December 31, 2009. In addition, Board members are reimbursed by the Fund for expenses incurred in connection with attending board meetings.

Note 4. Security Transactions

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments and U.S. government obligations were $83,910,404 and $196,608,348, respectively, for the year ended December 31, 2009.

Note 5. Affiliated Issuers

Under section 2(a)(3) of the Act, a portfolio company is defined as affiliated if a Fund owns five percent or more of its voting stock.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Investments in affiliated companies for the Fund as of December 31, 2009, were as shown below:

Name of issuer	Number of shares held at December 31, 2008	Gross additions	Gross reductions	Number of shares held at December 31, 2009	Fair value at December 31, 2009	Investment income	Realized capital gain/ loss
Consolidated — Tomoka Land Co.	564,961	150,462	—	715,423	$24,996,880	$169,488	$0

Note 6. Disclosures about Derivative Instruments and Hedging Activities

The Fund has adopted authoritative standards regarding disclosures about derivatives and hedging activities. Details of the disclosures are as follows as of December 31, 2009:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location	Unrealized Appreciation	Statement of Assets and Liabilities Location	Unrealized Depreciation
Forward Currency Contracts	Unrealized gain on forward currency contracts	$1,831,711	Unrealized loss on forward currency contracts	($945,263)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Foreign currency transactions and forward currency contracts	Change in Unrealized Appreciation (Depreciation) on Foreign currency translations and forward currency contracts
Forward Currency Contracts	Realized and unrealized gain(loss) on foreign currency transactions and forward currency contracts	$290,343	(7,430,331)

See Note 2 for a description of the Fund’s accounting policies related to Forward Currency Contracts and Note 7 for details on the outstanding Forward Currency Contracts as of December 31, 2009, which are indicative of the activity during the year.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Note 7. Forward Currency Contracts

As of December 31, 2009, the Fund had the following forward currency contracts outstanding:

Contracts	Settlement Date	Contract Amount (USD)	Fair Value (USD)	Net Unrealized Gain (Loss) (USD)
To sell:
15,200,000 CAD	4/20/2010	$13,609,097	$14,532,969	$(923,872)

Net Value of CAD Contracts		13,609,097	14,532,969	(923,872)

To sell:
51,100,000 CHF	7/29/2010	50,123,101	49,500,315	622,786

Net Value of CHF Contracts		50,123,101	49,500,315	622,786

To sell:
887,000 EUR	6/18/2010	1,305,283	1,270,943	34,340

Net Value of EUR Contracts		1,305,283	1,270,943	34,340

To sell:
1,400,000 GBP	6/18/2010	2,336,859	2,258,906	77,953
18,650,000 GBP	6/18/2010	30,747,323	30,091,854	655,469

Net Value of GBP Contracts		33,084,182	32,350,760	733,422

To sell:
3,270,000,000 JPY	7/29/2010	35,628,677	35,187,514	441,163

Net Value of JPY Contracts		35,628,677	35,187,514	441,163

To sell:
10,960,000 NOK	6/18/2010	1,855,677	1,877,068	(21,391)

Net Value of NOK Contracts		1,855,677	1,877,068	(21,391)

Net Value of Outstanding Forward Currency Contracts		$135,606,017	$134,719,569	$886,448

CAD	= Canadian Dollar
CHF	= Swiss Franc
EUR	= Euro
GBP	= British Pound
JPY	= Japanese Yen
NOK	= Norwegian Krone

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Note 8. Federal Tax Information

At December 31, 2009, the components of accumulated losses for income tax purposes were as follows:

Unrealized Depreciation	Capital and Other Losses	Total
$(70,557,205)	$(208,764,867)	$(279,322,072)

The Fund had an accumulated net realized capital loss carryovers of $(23,601,951) and $(185,162,916) expiring December 31, 2016, and December 31, 2017, respectively.

The tax components of dividends paid during the years ended December 31, 2009, and December 31, 2008, were as follows:

	2009	2008
Ordinary Income	$1,885,236	$15,102,426
Long-Term Capital Gain	—	2,036,297

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2009, the reclassification for the Fund was:

Accumulated distributions in excess of Net Investment Income	$11,329,990
Accumulated Net Realized Loss	2,836,867
Paid in Capital	(14,166,857)

The Fund files U.S. Federal, Maryland State, and New Jersey State tax returns. Tax years 2006 – 2009 generally remain subject to examination by tax authorities.

Note 9. Other Information

On December 31, 2009, one shareholder account held approximately 40% of the outstanding shares of the Fund. This is an omnibus account held on behalf of several thousand underlying shareholders.

Note 10. New Accounting Pronouncements

In January, 2010, FASB issued Accounting Standards Update No. 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 will require new disclosures regarding transfers in and out of Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009), as well as additional details regarding Level 3 transaction activity (effective for interim and annual periods beginning after December 15, 2010). Management is currently evaluating the effect that the adoption of ASU 2010-06 will have on the Fund’s financial statements.

Note 11. Subsequent Events

Subsequent Events — In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statement through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Wintergreen Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Wintergreen Fund, Inc. (the “Fund”), including the statement of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from October 17, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wintergreen Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from October 17, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

February 25, 2010

Philadelphia, Pennsylvania

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2009

Approval of the Continuance of the Investment Advisory Agreement

Prior to the meeting of the Directors held on September 21, 2009, the Directors met in an executive session to consider the approval of the continuance of the investment advisory agreement of the Fund (the “Advisory Agreement”). Prior to the meeting, the Directors were provided with materials, including the following: (i) a memorandum from Fund counsel setting out the responsibilities of the Directors in relation to approving the continuance of the Advisory Agreement, (ii) a memorandum from the Investment Manager providing certain information requested by the Board pursuant to section 15(c) of the Investment Company Act of 1940, as amended, such as expense information, performance information, compliance information and other information comparing the Fund to other accounts managed by the Investment Manager, (iii) a memorandum from an independent consultant, comparing the Fund’s performance and expense ratio to other similarly situated investment companies, a list of which was compiled by the independent consultant, (iv) the Investment Manager’s ADV Part II, (v) the Investment Manager’s organizational chart, (vi) the Investment Manager’s compliance manual, (vii) the Fund’s valuation procedures, and (viii) a copy of the current Advisory Agreement. Fund counsel reminded the Board that it was the duty of the Directors to request and evaluate such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

In reaching their determinations relating to approval of the Advisory Agreement, the Directors considered all factors they believed relevant including the following:

1.	the nature, extent and quality of investment, and other services to be rendered by the Investment Manager;

2.	payments to be received by the Investment Manager from all sources in respect of the Fund;

3.	comparative fee, performance and expense data for the Fund and other investment companies with similar investment objectives;

4.	the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

5.	the Investment Manager’s policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Investment Manager may benefit from soft dollar arrangements;

6.	fall-out benefits which the Investment Manager and its affiliates may receive from their relationships to the Fund;

7.	information about fees charged by the Investment Manager to other clients with similar investment objectives;

8.	the professional experience and qualifications of the Fund’s portfolio manager and other senior personnel of the Investment Manager;

9.	profitability of the Investment Manager; and

10.	the terms of the Advisory Agreement.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2009

The Directors also considered their overall confidence in the integrity and competence of the Investment Manager. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors. The Directors determined that the overall arrangements between the Fund and the Investment Manager, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses expected to be incurred, and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the Advisory Agreement (including their determinations that the Investment Manager should continue to be the investment adviser for the Fund and that the fees payable to the Investment Manager pursuant to the Advisory Agreement continue to be appropriate) were separately discussed by the Directors.

Nature, Extent, and Quality of Services Provided by the Investment Manager — The Directors noted that, under the Advisory Agreement, the Investment Manager, subject to the control of the Directors, administers the Fund’s business and other affairs. The Directors also noted that the Investment Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies.

The Directors considered the scope and quality of services provided by the Investment Manager under the Advisory Agreement. The Directors considered the cyclical nature of value investing, the quality of the investment research capabilities of the Investment Manager, the other resources it dedicates to performing services for the Fund and the active management style of the Investment Manager. The Directors also considered the experience, reputation, and investment philosophy of Mr. David J. Winters, the principal of the Investment Manager and portfolio manager of the Fund. The quality of administrative and other services also were considered.

The Directors concluded that the nature of the services provided by the Investment Manager continues to be satisfactory.

Investment Advisory Fees Paid by and Performance of the Fund — The Directors considered the advisory fee rate paid by the Fund to the Investment Manager and the performance of the Fund.

The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. They also recognized that when comparing the performance of the Fund to the performance of comparable funds, it is important to take factors such as size, risk management, and the age of the Fund into account. The Directors noted that it might be more appropriate to look at performance over a longer period of time (such as three to five years) than the performance over the last year, since the Investment Manager has a long-term approach to managing assets. The Directors concluded that the advisory fee rate, taking into account performance and the other factors mentioned above, was in line with other comparable funds. The Directors also considered that the advisory fee was at the same level as the fees charged by the Investment Manager to its other client accounts.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2009

Possible Economies of Scale — The Directors considered whether the fee was reasonable in light of the fact that the Fund’s assets had grown considerably since inception. The Directors determined that even though the assets of the Fund had grown, based on (i) the manner in which the Investment Manager actively manages the assets of the Fund, (ii) the research-driven investment style and strategy of the Fund, (iii) the experience, reputation and investment philosophy of the portfolio manager of the Investment Manager, and (iv) the positive reaction of the market to the Fund and the Investment Manager, the fee continues to be reasonable.

In addition, the Directors noted that although the Fund’s contractual management fee did not include breakpoints, it recognized that the Investment Manager has implemented a management fee waiver to keep total expenses capped at a percentage generally in line with the median total expenses of a peer group of funds, thereby achieving an effect similar to the effect of breakpoints in the management fee structure.

Other Fund Expenses — The Directors also considered the total expense ratio of the Fund in comparison to the expenses of the funds included in the comparison.

The Directors noted that (i) the expenses paid by the Fund were customary in the mutual fund industry, and additionally, the Fund is a no-load fund and as such Fund shareholders do not pay sales charges common to many other Funds and (ii) the expense ratios of some of the comparable funds were lower because of waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The Directors concluded that the Fund’s expense ratio was satisfactory.

Investment Manager Profitability — The Directors noted that the Investment Manager provides the Fund with office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Directors considered that the Investment Manager also pays all of the compensation of the officers of the Fund that are affiliated persons of the Investment Manager, pays a portion of the insurance costs, and paid the total cost of the organization of the Fund (without reimbursement). It was also noted that the Investment Manager does not receive many of the “fall-out” benefits commonly received by managers of mutual funds that provide transfer agency, distribution or printing services in-house. The Directors also considered that the Investment Manager pays a percentage of the platform fees paid to dealers that place the Fund on their platform, and that as the shareholder base grows, the portion of such fees paid by the Investment Manager shall also grow. In particular, it was noted that approximately 90% of the Fund’s new sales were channeled through a distribution platform. The Directors considered the expenses of the Investment Manager and the services provided by the Investment Manager and determined that the Investment Manager was moderately profitable based on the expenses.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2009

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio and the Fund’s proxy voting record for the most recent twelve-month period ended June 30, 2009 are available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473), visiting the Fund’s website at www.wintergreenfund.com, or on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (“N-Q”). The Fund’s N-Q’s are available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473) and/or on the SEC’s website at www.sec.gov. Copies of the Fund’s N-Q’s may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses — The first line in the following table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes — The second line in the following table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2009

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*
Actual Return	$1,000.00	$1,200.00	$10.34
Hypothetical Return (5% return before expenses)	$1,000.00	$1,015.81	$9.47

*	As expressed below, expenses are equal to the Fund’s annualized expense ratio of 1.86%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 to reflect the half-year period

Expenses	=	Fund’s Annualized Expense Ratio	X	Average Account Value Over the Period	X	Number of Days in Most Recent Fiscal Half Year
365

Federal Tax Status of Dividends Declared during the Tax Year

Income Dividends — All the income and any short-term capital gain dividends paid by the Fund were ordinary income for Federal income tax purposes. For the tax year ended December 31, 2009, the Fund designated 16.63% of its ordinary income distributions as qualifying for the corporate dividends-received deduction, 9.75% for the qualifying interest income exempt from U.S. tax for foreign shareholders, and 50.61% for the qualified dividend rate as defined in section 1(h)(1) of the Internal Revenue Code.

Capital Gain Dividends — The Fund did not pay long-term capital gain dividends for the tax year ended December 31, 2009.

Householding — In an effort to decrease costs, the Fund will reduce the number of duplicate summary prospectuses, annual, and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free (888) GOTOGREEN (888-468-6473) to request individual copies of these documents or if your shares are held through a financial institution please contact them directly. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2009

Directors and Officers of the Fund

The Board is responsible for managing the Fund’s business affairs and exercising all the Fund’s powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. Mr. Keffer is considered an Interested Director due to his association with the Distributor within the past two years. Each Director and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473).

Name, Year Born and Address	Position	Length of Time Served*	Principal Occupation During Past 5 Years	Other Directorships Served
Independent Directors
Edward Prendeville Year Born: 1951 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	President of Train Collectors Warehouse, Inc. since prior to 1999.	None
Nathan Adler Year Born: 1938 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Retired. Consultant to Ernst & Young from 2000-2003; Partner, Ernst & Young 1972-2000.	None
Bradden Backer Year Born: 1957 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Attorney, Albrecht Backer, Labor and Employment Law, S.C., 2009-Present; Of Counsel, Friebert, Finerty & John, S.C. (law firm) since 2004-2009.	None
John Wakely Year Born: 1957 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Owner of the Angel’s Share Ltd. (luxury goods and beverage sector consultants, previously L&B Advisors) since 2003.	None

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2009

Name, Year Born, and Address	Position	Length of Time Served*	Principal Occupation During Past 5 Years	Other Directorships Served
Interested Director
John Y. Keffer Year Born: 1942 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Chairman, Atlantic Fund Administration, LLC (a fund services company) since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (“Citigroup”) 2003-2005.	Forum Funds (registered investment company)
Officers
Richard J. Berthy Year Born: 1958 Three Canal Plaza, Suite 100 Portland, ME 04101	President	Since 2009	President and Managing Partner, Foreside Financial Group, LLC since May 2008; President and Secretary, Bainbridge Capital Management, LLC from June 2004 - June 2006. Mr. Berthy serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.	Not Applicable
David J. Winters Year Born: 1962 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Executive Vice President	Since 2005	Managing Member and Chief Executive Officer of Wintergreen Advisers, LLC since 2005; President and Chief Investment Officer of Franklin Mutual Advisers, LLC 2001-2005.	Not Applicable
Elizabeth N. Cohernour Year Born: 1950 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Executive Vice President/ Secretary	Since 2005	Chief Operating Officer of Wintergreen Advisers, LLC since 2005.	Not Applicable
Steven Graff Year Born: 1973 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Vice President	Since 2005	Business Operations and Technology, Wintergreen Advisers, LLC since 2005; Production Services Manager, Franklin Mutual Advisers, LLC 2003-2005.	Not Applicable

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2009

Name, Year Born, and Address	Position	Length of Time Served*	Principal Occupation During Past 5 Years	Other Directorships Served
Anthony DiGioia Year Born: 1974 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Vice President	Since 2006	Portfolio Operations, Wintergreen Advisers, LLC since 2005; Manager of Investment Operations, Franklin Templeton Investments 2004-2005.	Not Applicable
Susan C. Mosher Year Born: 1955 Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	Since 2009	President, Foresides Compliance Services, LLC since June 2009; Chief Compliance Officer, Coast Asset Management LLC 2007 - 2009; Senior Director and Chief Counsel, Investors Bank & Trust Company 1995 – 2007. Ms. Mosher serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.	Not Applicable
Trudance L.C. Bakke Year Born: 1971 Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	Since 2009	Director, Foreside Management Services, LLC since 2006; Product Manager, Citigroup 2003 - 2006. Ms. Bakke serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.	Not Applicable
Joseph Bree Year Born: 1972 615 E. Michigan Street Milwaukee, WI 53202	Vice President/ Assistant Secretary	Since 2008	Vice President, U.S. Bancorp Fund Services, LLC since September, 2007; Financial Operations Principal, Quasar Distributors LLC, since January 2008; Senior Financial Analyst, Harley-Davidson, Inc. 2005- 2007.	Not Applicable

Privacy Policy

This is our policy as of October 2005. This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time.

You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information.

By adhering to the practices described below, we affirm our continuing commitment to protecting your privacy.

Collection and Use of Shareholder Information

Wintergreen Fund, Inc. and the IRA custodian (“We” or the “Fund”) collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect financial and other personal information about you from the following sources: information you provide on applications or other forms (for example, your name, address, social security number and birthdate); information derived from your transactions with us (for example, transaction amount, account balance and account number); information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number).

Keeping Information Secure

We maintain physical, electronic, and procedural safeguards to protect your financial and other personal information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.

Limiting Access to Information

We limit access to personally identifiable information to only those with a business reason to know such information.

Use of Personal and Financial Information by Us and Third Parties

We do not sell non-public personal information about current or former customers or their accounts to any third parties, and do not disclose such information to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

Those who may receive this information include the companies that provide transfer agent, technology, and administrative services, as well as the investment adviser who is an affiliate of the Fund.

Accuracy of Information

We strive to keep our records of your information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.

(Not Part of the Annual Report)

Wintergreen Fund, Inc.

FOR MORE INFORMATION

Investment Manager

Wintergreen Advisers, LLC

333 Route 46 West, Suite 204

Mountain Lakes, New Jersey 07046

Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

Wintergreen Fund, Inc.

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(888) GOTOGREEN

(888-468-6473)

www.wintergreenfund.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

Item 2.	Code of Ethics.

(a) As of the end of the period, December 31, 2009, Wintergreen Fund, Inc. (the “Registrant”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

(b) There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c) There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(d) There have been no waivers to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(e) Not applicable.

(f)(1) A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

At a regular meeting of the Board of Directors held on September 12, 2005, the Board determined that Nathan Adler, an independent Director, qualified as an “Audit Committee financial expert” to serve on the Audit Committee. At a regular meeting of the Board of Directors held on December 8, 2009, the Board determined that Mr. Adler continues to qualify as an “Audit Committee financial expert” to serve on the Audit Committee.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,000 in 2008 and $38,500 in 2009.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 $0 in 2008 and $0 in 2009.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $5,500 in 2008 and $5,800 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees - There were no other fees billed in the Reporting Periods for products and services provided to the Registrant by the principal accountant, or services provided to the investment adviser, other than the services reported above.

(e) (1) Pursuant to the Registrant’s Audit Committee Charter (the “Charter”), the Committee shall be directly responsible for the appointment, termination, compensation, and oversight of the work of the principal accountant (including resolution of disagreements between the Fund’s management and the principal accountants) and shall pre-approve all (i) audit services and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission (“SEC”) rendered to by the principal accountant to the Registrant and (ii) all permissible non-audit services rendered by the principal accountants to the Registrant’s investment adviser or its affiliates if such engagement relates to the operations and financial reporting of the Registrant.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%.

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $5,500 in 2008 and $5,800 in 2009. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant’s Audit Committee considers the fees paid to the auditors by the Registrant’s investment adviser and its affiliates for audit and non-audit services, to the extent applicable, when assessing the Auditor’s independence. Any services provided by the principal accountant to the Registrant or to the investment adviser requiring pre-approval were pre-approved as required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s President and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Wintergreen Fund, Inc.

By	/S/ RICHARD J. BERTHY
Richard J. Berthy, Principal Executive Officer
Date	February 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ RICHARD J.BERTHY
Richard J. Berthy, Principal Executive Officer
Date	February 24, 2010

By	/S/ TRUDANCE L.C.BAKKE
Trudance L.C. Bakke, Principal Financial Officer
Date	February 24, 2010